PEAR TREE FUNDS

Supplement
Dated September 2, 2011 to
Prospectus dated August 1, 2011

PEAR TREE EMERGING MARKETS FUND

Ordinary Shares (Ticker Symbol: QFFOX)
Institutional Shares (Ticker Symbol: QEMAX)

The information in the Pear Tree Funds’ Prospectus dated August 1, 2011, as supplemented from time to time (the “Prospectus”), is hereby supplemented as follows:

The section “Summary Information-Pear Tree Emerging Markets Fund-Management” on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

“Management

“The Fund is managed by Pear Tree Advisors, Inc. The Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”). The following employees of PanAgora serve as the portfolio managers of the Fund:

Investment Team	Position at PanAgora	Manager of the Fund Since
Dmitri Kantsyrev, Ph.D., CFA	Portfolio Manager, Equity Investments	2008
Sanjoy Ghosh, Ph.D.	Director, Equity Investments	2008
George Mussalli	Chief Investment Officer, Head of Stock Selector Strategies, Head of Equity Research	2011”

The Section “Management of Pear Tree Funds-The Sub-Advisers and Portfolio Management-Pear Tree Emerging Markets Fund” on pages 44-45 of the Prospectus is deleted in its entirety and replaced with the following:

“Pear Tree Emerging Markets Fund

“Sub-Adviser. PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, Boston, MA 02110, serves as the investment sub-adviser to Pear Tree Emerging Markets Fund. As of June 30, 2011, PanAgora had $24.4 billion in assets under management in portfolios of institutional pension and endowment funds, among others.  Putnam Investments LLC is a control person of PanAgora.

“Portfolio Management. Pear Tree Emerging Markets Fund is managed by the following team.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Dmitri Kantsyrev, Ph.D., CFA	Since 2008
Portfolio Manager, Equity Investments
Dr. Kantsyrev is a Quantitative Analyst on the Dynamic Equity Modeling Team primarily responsible for conducting research for PanAgora’s Global and International Equity strategies. Dr. Kantsyrev joined PanAgora in 2007 from the University of Southern California, where he completed his studies in Finance. Dr. Kantsyrev is a CFA charterholder.

Sanjoy Ghosh, Ph.D.	Since 2008
Director, Equity Investments
Dr. Ghosh is a Director responsible for managing the firm’s dynamic equity investments. Prior to joining PanAgora in 2004, he worked at Putnam Investments as a portfolio manager on the Structured Equity team and has over 6 years investment industry experience.

George Mussalli	Since 2011
Chief Investment Officer, Head of Stock Selector Strategies, Head of Equity Research
Mr. Mussalli is responsible for all equity strategies at PanAgora, as well as the research and management of the firm’s stock selector strategies. He is also a member of the firm’s Investment, Operating and Directors Committees. Before joining PanAgora in 2004, he was a Vice President and Portfolio Manager on the Putnam Investments Structured Equity team, where he was a portfolio manager responsible for U.S. Large Cap Structured Equity portfolios.”

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The rest of the Prospectus remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE